PRESS RELEASE
FOR IMMEDIATE RELEASE

FOR:	MDC Partners Inc.	CONTACT:	Donna Granato
	950 Third Avenue, 5th Floor		Director, Finance & Investor Relations
	New York, NY 10022		646-429-1809
dgranato@mdc-partners.com

 MDC PARTNERS INC. REPORTS RESULTS FOR THE
THREE MONTHS AND YEAR ENDED DECEMBER 31, 2008

YEAR END HIGHLIGHTS:
•	Revenues increased to $584.6 million vs. $533.9 million in 2007, an increase of 9.5%
•	Organic revenue growth of 8.4% for 2008
•	Net new business wins of $77.3 million for 2008
•	MDC EBITDA increased to $61.0 million vs. $42.1 million in 2007, an increase of 45.2%
•	Income from Continuing Operations increased to $10.1 million vs. a loss of ($18.2) million in 2007
•	Diluted Earnings per Share from Continuing Operations improved to $0.37 vs. a loss of ($0.73) in 2007
•	Free Cash Flow increased to $32.9 million vs. $8.1 million in 2007

QUARTERLY HIGHLIGHTS:
•	Revenues decreased to $144.7 million vs. $152.1 million in Q4 2007, a decrease of 4.9%
•	Organic revenue decline of 1.3% for Q4 2008
•	Net new business wins of $10.0 million for Q4 2008
•	MDC EBITDA decreased to $17.1 million vs. $17.9 million in Q4 2007, a decrease of 4.3%
•	Income from Continuing Operations increased to $8.1 million vs. a loss of ($6.6) million in Q4 2007
•	Diluted Earnings per Share from Continuing Operations increased to $0.29 vs. a loss of ($0.25) in Q4 2007
•	Free Cash Flow increased to $9.2 million vs. $8.2 million in Q4 2007

NEW YORK, NY (February 24, 2009) – MDC Partners Inc. (“MDC Partners” or the “Company”) today announced financial results for the three and twelve months ended December 31, 2008.

“We are very proud of our achievements in 2008 on all financial metrics and believe that the Company will continue to grow in 2009 despite the difficult economic environment.  Our focus on organic growth and providing the optimum environment to obtain and retain the best talent is enabling us to increase our market share and deliver superior results for our clients.  This coupled with our fiscal discipline and ongoing initiatives to optimize our infrastructure costs have positioned the Company well to continue to grow and meet its long term financial goals and objectives.  Given all of these initiatives, we believe that no matter what the year brings, MDC will exit 2009 an even stronger company,” said Miles S. Nadal, Chairman & CEO of MDC Partners.

Consolidated revenues for 2008 were $584.6 million, an increase of 9.5% compared to $533.9 million in 2007.  MDC EBITDA for 2008 was $61.0 million, an increase of 45.2% compared to $42.1 million in 2007.  Income from continuing operations for 2008 increased to $10.1 million vs. a loss of ($18.2) million in 2007.  Net income in 2008 was $0.1 million compared to a loss of ($26.4) million in 2007.  Diluted earnings per share from continuing operations for 2008 was $0.37 compared with a loss of ($0.73) and diluted earnings per common share of net income grew to $0.01 vs. a loss of ($1.05) during 2007.  Free cash flow was $32.9 million in 2008 compared with $8.1 million in 2007.

Consolidated revenues for the fourth quarter of 2008 were $144.7 million, a decrease of 4.9% compared to $152.1 million in the fourth quarter of 2007.  MDC EBITDA (as defined) for the fourth quarter of 2008 was $17.1 million, a decrease of 4.3% compared to $17.9 million in the fourth quarter of 2007.  Income from continuing operations for the fourth quarter of 2008 increased to $8.1 million vs. a loss of ($6.6) million during the fourth quarter of 2007.  Net income in the fourth quarter was $4.7 million compared to a loss of ($8.2) million in the fourth quarter of 2007.  Diluted earnings per share from continuing operations for the fourth quarter of 2008 was $0.29 compared with a loss of ($0.25) in the same period of 2007 and diluted earnings per share of net income grew to $0.18 vs. a loss of ($0.31) during the same period of 2007.  Free cash flow (as defined) was $9.2 million in the fourth quarter of 2008 compared with $8.2 million in the fourth quarter of 2007.

 “We have made significant strides during 2008 to optimize our portfolio, significantly improve our working capital management and drive free cash flow and liquidity,” said David Doft, Chief Financial Officer of MDC Partners.

Conference Call

Management will host a conference call on February 24, at 4:30 p.m. (EST) to discuss our results.  The conference call will be accessible by dialing 1-416-644-3417 or toll free 1-800-732-9303.  An investor presentation has been posted on our website www.mdc-partners.com and will be referred to during the conference call.

A recording of the conference call will be available until Tuesday, March 10, 2009 by dialing 1-416-640-1917 or toll free 1-877-289-8525 (passcode 21296224#) or by visiting our website.

About MDC Partners Inc.

MDC Partners is a leading provider of marketing communications solutions and services to clients in North America, Europe and Latin America.  Through its partnership of entrepreneurial firms it provides advertising, specialized communications and consulting services to leading brands. MDC Partners’ philosophy emphasizes the utilization of strategy and creativity to drive growth for its clients. “MDC Partners is The Place Where Great Talent Lives”. MDC Partners Class A shares are publicly traded on the NASDAQ under the symbol “MDCA” and on the Toronto Stock Exchange under the symbol “MDZ.A”.

Non-GAAP Financial Measures

In addition to its reported results, MDC Partners has included in this earnings release certain financial results that the Securities and Exchange Commission defines as "non-GAAP financial measures."  Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. These non-GAAP financial measures relate to: (1) presenting MDC’s share of EBITDA (as defined) for the three and twelve months ended December 31, 2008 and 2007; and (2) presenting Free Cash Flow (as defined) for the three and twelve months ended December 31, 2008 and 2007.  Included in this earnings release are tables reconciling MDC’s reported results to arrive at these non-GAAP financial measures.

This press release contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this press release that are not historical facts, including statements about the Company’s beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward-looking statements.  These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties.  A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

•	risks associated with severe effects of national and regional economic downturn;

•	the Company’s ability to attract new clients and retain existing clients;

•	the financial success of the Company’s clients;

•	the Company’s ability to retain and attract key employees;

•
the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to “put” option right and deferred acquisition consideration;

•	the successful completion and integration of acquisitions which compliment and expand the Company’s business capabilities; and

•	foreign currency fluctuations.

In addition to improving organic growth for its existing operations, the Company’s business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry.  The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership.  At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions.  These opportunities require confidentiality and may involve negotiations that require quick responses by the Company.  Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption “Risk Factors” and in the Company’s other SEC filings.

SCHEDULE 1

MDC PARTNERS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(US$ in 000s, except share and per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007

Revenue	$144,708	$152,092	$584,648	$533,883

Operating Expenses
Cost of services sold	99,735	96,363	392,145	343,297
Office and general expenses	35,001	37,115	137,755	138,234
Depreciation and amortization	8,615	7,657	34,404	28,975
	143,351	141,135	564,304	510,506

Operating Income	1,357	10,957	20,344	23,377

Other Income (Expenses)
Gain (Loss) on sale of assets and other	23	858	(14)	3,165
Foreign exchange gain (Loss)	7,675	(122)	13,257	(7,192)
Interest expense	(3,858)	(3,965)	(14,998)	(13,801)
Interest income	393	532	1,743	2,702
Income (Loss) from Continuing Operations Before Income Taxes,
Equity in Affiliates and Minority Interests	5,590	8,260	20,332	8,251

Income Taxes (Expense) Recovery	4,018	(9,290)	(2,397)	(6,081)

Income (Loss) from Continuing Operations Before Equity in
Affiliates and Minority Interests	9,608	(1,030)	17,935	2,170
Equity in Earnings of Non-consolidated Affiliates	59	30	349	165
Minority Interests in Income of Consolidated Subsidiaries	(1,601)	(5,597)	(8,136)	(20,517)

Income (Loss) From Continuing Operations	8,066	(6,597)	10,148	(18,182)
Loss from Discontinued Operations	(3,317)	(1,589)	(10,015)	(8,173)
Net Income (Loss)	$4,749	$(8,186)	$133	$(26,355)

Income (Loss) Per Common Share
Basic:
Continuing Operations	$0.30	$(0.25)	$0.38	$(0.73)
Discontinued Operations	$(0.12)	$(0.06)	(0.37)	(0.32)
Net Income (Loss)	$0.18	$(0.31)	$0.01	$(1.05)

Income (Loss) Per Common Share
Diluted:
Continuing Operations	$0.29	$(0.25)	$0.37	$(0.73)
Discontinued Operations	$(0.11)	$(0.06)	(0.36)	(0.32)
Net Income (Loss)	$0.18	$(0.31)	$0.01	$(1.05)

Weighted Average Number of Common Shares:
Basic	26,896,938	25,998,879	26,765,839	25,000,582
Diluted	30,111,225	25,998,879	27,430,162	25,000,582

SCHEDULE 2

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Three Months Ended December 31, 2008

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
	Services	Management	Services	Corporate	Total

Revenue	$86,986	$29,792	$27,930	-	$144,708

Operating Income (Loss) as Reported	$6,577	$(1,938)	$2,406	$(5,688)	$1,357

Add:
Depreciation and amortization	5,970	1,800	649	196	8,615
Stock-based compensation	4,669	2,318	634	1,126	8,747

EBITDA *	17,216	2,180	3,689	(4,366)	18,719

Less: Minority Interests	(692)	(20)	(889)	-	(1,601)

MDC's Share of EBITDA**	$16,524	$2,160	$2,800	$(4,366)	$17,118

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
**	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Three Months Ended December 31, 2007

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
	Services	Management	Services	Corporate	Total

Revenue	$84,009	$33,824	$34,259	-	$152,092

Operating Income (Loss) as Reported	$9,360	$1,339	$5,724	$(5,466)	$10,957

Add:
Depreciation and amortization	5,310	1,729	528	90	7,657
Stock-based compensation	3,677	22	125	1,049	4,873

EBITDA*	18,347	3,090	6,377	(4,327)	23,487

Less: Minority Interests	(3,521)	(53)	(2,023)	-	(5,597)

MDC's Share of EBITDA**	$14,826	$3,037	$4,354	$(4,327)	$17,890

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
**	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

SCHEDULE 3

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Twelve Months Ended December 31, 2008

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
	Services	Management	Services	Corporate	Total

Revenue	$333,370	$133,970	$117,308	-	$584,648

Operating Income (Loss) as Reported	$25,252	$2,744	$10,371	$(18,023)	$20,344

Add:
Depreciation and amortization	24,055	7,350	2,598	401	34,404
Stock-based compensation	6,162	2,416	1,281	4,578	14,437

EBITDA *	55,469	12,510	14,250	(13,044)	69,185

Less: Minority Interests	(4,402)	(266)	(3,468)	-	(8,136)

MDC's Share of EBITDA**	$51,067	$12,244	$10,782	$(13,044)	$61,049

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
**	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation less minority interests.

MDC PARTNERS INC.
RECONCILIATION OF OPERATING INCOME (LOSS) TO EBITDA*
(US$ in 000s)

For the Twelve Months Ended December 31, 2007

	Strategic	Customer	Specialized
	Marketing	Relationship	Communication
	Services	Management	Services	Corporate	Total

Revenue	$307,236	$112,958	$113,689	-	$533,883

Operating Income (Loss) as Reported	$29,288	$3,338	$13,157	$(22,406)	$23,377

Add:
Depreciation and amortization	20,275	6,488	1,954	258	28,975
Stock-based compensation	5,194	91	489	4,443	10,217

EBITDA*	54,757	9,917	15,600	(17,705)	62,569

Less: Minority Interests	(15,653)	(122)	(4,742)	-	(20,517)

MDC's Share of EBITDA**	$39,104	$9,795	$10,858	$(17,705)	$42,052

*	EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization, and stock-based compensation.
**	MDC's Share of EBITDA is a non-GAAP measure, but as shown above it represents operating income (loss) plus depreciation and amortization and stock-based compensation less minority interests.

SCHEDULE 4

MDC PARTNERS INC.
FREE CASH FLOW
(US$ in 000s)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
MDC EBITDA	$17,118	$17,890	$61,049	$42,052
Capital Expenditures	(3,963)	(4,980)	(14,395)	(19,453)
Cash Taxes	(101)	(11)	(1,037)	(1,216)
Cash Interest, net	(3,874)	(4,676)	(12,724)	(13,245)
Free Cash Flow	$9,180	$8,223	$32,893	$8,138

SCHEDULE 5

MDC PARTNERS INC.
CONSOLIDATED BALANCE SHEETS
(US$ in 000s)

	December 31,
	2008	2007

Assets
Current Assets:
Cash and cash equivalents	$41,331	$10,410
Accounts receivable, net	106,954	135,260
Expenditures billable to clients	16,949	19,409
Prepaid expenses	5,240	5,937
Other current assets	5,270	2,422
Total Current Assets	175,744	173,438

Fixed assets, net	44,021	47,440
Investment in affiliates	1,593	1,434
Goodwill	238,214	217,726
Other intangible assets, net	46,852	55,399
Deferred tax assets	11,926	9,175
Other assets	10,889	16,086
Total Assets	$529,239	$520,698

Liabilities and Shareholders' Equity
Current Liabilities:
Accounts payable	$75,360	$65,839
Accrued and other liabilities	53,199	74,668
Advance billings, net	50,053	50,988
Current portion of long term debt	1,546	1,796
Deferred acquisition consideration	7,677	2,511
Total Current Liabilities	187,835	195,802

Revolving credit facility	9,701	1,901
Long-term debt	133,305	115,662
Convertible notes	36,946	45,395
Other liabilities	6,949	8,267
Deferred tax liabilities	4,700	819
Total Liabilities	379,436	367,846

Minority Interests	22,622	24,919

Shareholders' Equity:
Common stock	213,534	207,959
Share capital to be issued	-	214
Additional paid in capital	33,470	26,743
Accumulated deficit	(112,836)	(112,969)
Stock subscription receivable	(354)	(357)
Accumulated other comprehensive income	(6,633)	6,343
Total Shareholders' Equity	127,181	127,933

Total Liabilities and Shareholders' Equity	$529,239	$520,698

SCHEDULE 6

MDC PARTNERS INC.
SUMMARY CASH FLOW DATA
(US$ in 000s)

	December 31,
	2008	2007

Cash flows from continuing operating activities	$60,945	$3,124
Discontinued operations	(3,499)	1,008
Net cash provided by operating activities	$57,446	$4,132

Net cash used in investing activities	$(50,186)	$(60,914)

Net cash provided by financing activities	$23,510	$60,929